Summary of Significant Accounting Policies - cash and cash equivalent (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Sep. 30, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 19,327,717	$ 2,846,665	¥ 862,839
Restricted cash	184,244	27,136	82,507
Long-term restricted cash	43,623	6,425	44,523
Total	¥ 19,555,584	$ 2,880,226	¥ 989,869	$ 145,792	¥ 1,197,605	¥ 3,224,387